                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                         dated as of 19 September 2006,

                                     between

      Credit Suisse (USA), Inc.                                      ("Party A")

      and

      Perpetual Trustees Consolidated Limited (ABN 81 004 029 841) in its
      capacity as trustee of the Crusade Global Trust No. 2 of 2006  ("Party B")

      and

      Crusade Management Limited (ABN 90 072 715 916) but only for the purpose of Sections 4(a)(i), 4(a)(ii), 7, 9(e)(ii) and 12(a), 17, Part 1(4), Part
      5(1), Part 5(4) and Part 5(17).                                ("Manager")

                                     PART 1

                TERMINATION PROVISIONS AND CERTAIN OTHER MATTERS

(1)   "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(2)   "SPECIFIED TRANSACTION" is not applicable.

(3)   (i)   Sections 5(a)(ii), (iii), (iv), (v), (vi), 5(b)(ii), (iii) and
            (iv) will not apply to Party A or Party B.

            Notwithstanding the disapplication of Section 5(b)(ii) and
            5(b)(iii), Sections 6(b)(ii) and 6(b)(iii) shall be construed as if provision had not been disapplied.

      (ii)  Replace Section 5(a)(i) with:

            "(i)  FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section
                  2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth Local Business
                  Day after the due date."

(4)   The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
      Insolvency Event under the Security Trust Deed has occurred in respect of
      Party A or Party B (the party the subject of the Insolvency Event will be the Defaulting Party); or ". In relation to Party A, the events described in the definition of Insolvency Event (under the Security Trust Deed)
      shall apply to it as if Party A was a relevant corporation referred to in that definition. The occurrence of an Insolvency Event under the Security
      Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Local Business
      Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions to a third party (who is notified to Party A) in respect of which the Designated
      Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the ratings of the Class A-1

                                                                          Page 1

      Notes, and Party A and Party B agree to execute such a novation agreement in standard ISDA form with each amendment thereto as are required by the parties.

(5)   The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

      will not apply to Party A.
      will not apply to Party B.

(6)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
      Agreement:

      (i)   Market Quotation will apply; and

      (ii)  the Second Method will apply.

(7)   "TERMINATION CURRENCY" means USD.

(8)   Section 6(a) is amended by replacing "20 days" in line 3 with "10 Local
      Business Days".

(9)   Each of the following is an ADDITIONAL TERMINATION EVENT:

      (i) RATINGS DOWNGRADE. Party A fails to comply with the requirements of
      Section 17 (in which case Party A is the Affected Party).

      (ii) REDEMPTION FOR TAXATION OR OTHER REASONS. In the event that the Notes are redeemed in full at any time for tax or other reasons pursuant to
      Condition 5(j) (Redemption for Taxation or Other Reasons). In respect of such Additional Termination Event, Party B shall be the sole Affected
      Party.

      (iii) SECURITY TRUST DEED. An Event of Default occurs under the Security
      Trust Deed and the Security Trustee has declared the Notes immediately due and payable. In respect of such Additional Termination Event, Party B shall be the sole Affected Party.

      If any Early Termination Date is designated or occurs, "MARKET QUOTATION"
in respect of the Terminated Transactions shall be determined based on a CPR rate with that rate determined by Party A as Calculation Agent based on the actual rate of prepayment from the Settlement Date or if prior to the first interest payment date then a CPR rate based on the amortisation schedule used in the prehedging, provided that the CPR rate determined by the Calculation Agent may not reflect such actual rate of prepayment if the Calculation Agent, acting in a commercially reasonable manner, so determines in light of the prevailing and expected economic conditions, but must reflect the expected rate of prepayment determined by the Calculation Agent acting in a commercially reasonable manner in light of the prevailing and expected economic conditions.

(10)  Add a new Section 6(aa) after Section 6(a):

                  "(aa) RESTRICTED TERMINATION RIGHTS

                        (i)   TERMINATION BY PARTY B: Party B must not designate
                              an Early Termination Date without the prior
                              written consent of the Note Trustee. In the event
                              that Party B were to designate an Early
                              Termination Date and there would be a payment due
                              to Party A, Party B may only designate such an
                              Early Termination Date in respect of an Additional
                              Termination Event under Section 17 (Rating
                              Downgrade) if Party B has found a replacement
                              counterparty willing to enter a new transaction on
                              terms that reflect as closely as reasonably

                                                                          Page 2

                              possible the economic, legal and credit terms of
                              the Terminated Transactions with Party A or the
                              Designated Rating Agencies otherwise confirm that
                              the designation of the Early Termination Event
                              would not lead to a downgrade or withdrawal of the
                              rating of any Notes.

                        (ii)  TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any
                              payment by Party B to Party A under this Agreement
                              is, or is likely to be, made subject to any
                              deduction or withholding on account of Tax, Party
                              B at the direction of the Manager will endeavour
                              to procure the substitution as principal obligor
                              under this Agreement in respect of each affected
                              Transaction of a Party B incorporated in another
                              jurisdiction approved by Party A and the Note
                              Trustee and in respect of which the Designated
                              Rating Agencies confirm that the substitution will
                              not cause a reduction or withdrawal of the rating
                              of any Notes."

(11)  In Section 6(b)(ii), add the words "or to any other person approved by
      Party A" after the word "Affiliates" in the second last line of the first paragraph and add the words "so long as the transfer in respect of that
      Transaction would not lead to a downgrade or withdrawal of the then current rating of any Notes" after the words "ceases to exist" at the end of the first paragraph.

(12)  Add the following sentence at the end of the last paragraph of Section
      6(b)(ii):

      "However, consent may be withheld if the other party considers (acting reasonably) that its credit exposure to the transferor would be adversely affected by the transfer."

(13)  Section 6(d)(ii) is amended by deleting the words "(in the case of an
      Early Termination Date which is designated or occurs as a result of an
      Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination
      Event)".

(14)  (i)   Replace paragraph (a) of Section 7 with the following:

            "(a)  (i) (subject to sub-paragraph (ii)) Party A may make such a transfer, without the prior consent of any Designated Rating Agency or the other parties, pursuant to a consolidation, amalgamation with, or merger with or into, or transfer of all or substantially all of its assets to, or reorganisation, incorporation,
            reincorporation or reconstitution into or as another entity (but without prejudice to any other right or remedy under this
            Agreement); and

                  (ii) the transfer referred to in sub-paragraph (i) may only be made where the transferee of all of Party A's interest or obligation in or under this Agreement has a short term credit rating of A-1+ from S&P, a long term credit rating of at least A2 from
            Moody's, a short term credit rating of P-1 from Moody's and a short term credit rating of F1 from Fitch Ratings and a long term credit rating of A+ from Fitch Ratings; and"

      (ii)  Add a new paragraph to Section 7, immediately below paragraph (b):

            "(c)  in the event that a trustee is appointed as a successor to
                  Party B under the Trust Deed and the Supplementary Terms
                  Notice (the "SUCCESSOR TRUSTEE"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so
                  appointed, Party A is entitled to terminate the Transaction under Section 6, in which case it may) execute a novation
                  agreement novating to the Successor Trustee the Transaction
                  (provided that the policies of Party A in effect at such time would permit it to enter transactions with the Successor
                  Trustee on the terms proposed) on the same terms or on other terms to be agreed between Party A, Party B and the Successor
                  Trustee, and give written notice to each Designated Rating
                  Agency of such novation."

                                                                          Page 3

                                     PART 2
                               TAX REPRESENTATIONS

(1)   PAYER TAX REPRESENTATIONS

      For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
      Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i)   the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

      (ii)  the satisfaction of the agreement of the other party contained in
            Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

      (iii) the satisfaction of the agreement of the other party contained in
            Section 4(d) of this Agreement,

      provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(2)   PAYEE TAX REPRESENTATIONS

      For the purpose of Section 3(f) of this Agreement, Party B makes the following representations:

      It is an Australian resident and does not derive payments under this
      Agreement in part or in whole carrying on business in a country outside
      Australia at or through a permanent establishment or itself in that country;

      For the purpose of Section 3(f) of this Agreement, Party A makes the following representation:

      It is fully eligible for the benefits of the "Business Profits" or
      "Industrial and Commercial Profits" provision, as the case may be, the
      "Interest" provision or the "Other Income" provision, if any, of the
      Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in Australia.

      "Specified Treaty" means the tax treaty applicable between the United
      States of America and the Commonwealth of Australia.

                                                                          Page 4

                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following document as applicable:

(a)   Other documents to be delivered are:

PARTY REQUIRED TO          DATE BY WHICH TO BE                     COVERED BY SECTION
DELIVER DOCUMENT           FORM/DOCUMENT/CERTIFICATE               DELIVERED                         3(D) REPRESENTATION

Manager                    Legal opinions as to the due            Upon execution and                No
                           incorporation, capacity, authority      delivery of this Agreement
                           of Party B and the validity and
                           enforceability of the obligations
                           of Party B and the Manager under
                           this Agreement, the Trust Deed, the
                           Security Trust Deed and the Class
                           A-1 Notes in form and substance and
                           issued by legal counsel reasonably
                           acceptable to Party A

Party B and the Manager    Copies of all corporate                 Upon execution and                Yes
                           authorisations (to be certified by      delivery of this Agreement
                           an Authorised Officer of the            or any relevant
                           relevant party) and any other           Confirmation
                           documents with respect to the
                           execution, delivery and performance
                           of this Agreement and each
                           Confirmation

Party A and Party B        Certificate of authority and            Upon execution and                Yes
                           specimen signatures of individuals      delivery of this Agreement
                           executing this Agreement,               and thereafter upon
                           Confirmations and each Credit           request of the other party
                           Support Document (as applicable)

Manager                    Copies (certified to be true copies     Upon execution and                Yes
                           by an authorised signatory of the       delivery of this Agreement
                           Manager) of the Trust Deed, the
                           Security Trust Deed, the Note Trust
                           Deed, the Supplementary Terms
                           Notice, the Notice of Creation of
                           Trust and the Agency Agreement.

Manager                    A copy (certified to be a true copy     Promptly upon any such            Yes
                           by an authorised signatory of the       document becoming
                           Manager) of any document amending       effective in accordance
                           or varying the terms of the Trust       with its terms
                           Deed, the Security Trust Deed, the
                           Note Trust Deed or the
                           Supplementary Terms Notice where
                           such amendment affects this
                           Agreement or Party A's rights or

                                                                          Page 5

                           obligations under this Agreement

Party A                    A legal opinion as to the capacity      Upon execution and                Yes
                           and authority of Party A to enter       delivery of this Agreement
                           into, and perform its obligations
                           under this Agreement and each
                           Confirmation.

Manager                    A copy of any notice provided by        At such time as the               Yes
                           the Manager to Class A-1                relevant notice is
                           Noteholders.                            provided by the Manager to
                                                                   Class A-1 Noteholders.

                                                                          Page 6

                                     PART 4

                                  MISCELLANEOUS

(1)   ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

      (a)   For notices regarding operation, payment and confirmation matters only, notices should be sent to the branch set out in the relevant
            Confirmation (as may be amended from time to time) with a copy, in the case of notices or communications relating to Sections 5, 6, 7,
            11 or 13, to:

            Credit Suisse (USA) Inc.
            11 Madison Avenue
            New York
            New York 10010
            USA

            Attention:        Tim W. Blake
            Telephone:        +1 (212) 325 5942
            Facsimile:        +1 (212) 743 5833

      (b)   All notices or communications to Party B under this Agreement shall be sent to:

            Level 12, Angel Place, 123 Pitt Street, Sydney  NSW  2000
            Attention:        Manager, Securitisation
            Telephone:        (+61) 2 9229 9000
            Facsimile:        (+61) 2 9221 7870
            Telex:            N/A

      (c)   All notices or communications to the Manager under this Agreement shall be sent to:

            Level 12, 55 Market Street, Sydney  NSW  2000
            Attention:        Middle Office Compliance Manager
            Telephone:        +61 2 9320 5526
            Facsimile:        +61 2 9320 5589
            Telex:            N/A

(2)   PROCESS AGENT. For the purpose of Section 13(c):

      Party A appoints as its Process Agent:      Not applicable

      Party B appoints as its Process Agent:      Mallesons Stephen Jaques
                                                  6th Floor
                                                  Alder Castle
                                                  10 Noble Street
                                                  London  EC2V 7JX
                                                  United Kingdom

(3)   OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(4)   MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.
      Party B is not a Multibranch Party.

                                                                          Page 7

(5)   CALCULATION AGENT. The Calculation Agent is Party A, unless:

      (i)   otherwise specified in a Confirmation in relation to the relevant
            Transaction; or

      (ii)  an Event of Default (where Party A is the Defaulting Party) has occurred, in which case the Calculation Agent will be the Manager.

      All calculations made by the Calculation Agent must be made in good faith and through the exercise of the Calculation Agent's commercially reasonable judgment. If any party objects in good faith to any calculation made by the Calculation Agent, the parties must negotiate in good faith to agree on an independent lead dealer to make such calculation, and if they cannot so agree within three Business Days, they will each promptly choose an independent leading dealer and instruct such dealers to agree on another independent leading dealer to make such calculation. The calculation of any such dealer so appointed will be binding on the parties in the absence of manifest error and the costs of such appointment will be shared equally between Party A and Party B.

(6)   CREDIT SUPPORT DOCUMENTS. Details of any Credit Support Document:

      (i)   In relation to Party A: Nil
      (ii)  In relation to Party B: Security Trust Deed

(7)   CREDIT SUPPORT PROVIDER.

      Credit Support Provider means in relation to Party A: Not applicable
      Credit Support Provider means in relation to Party B: Not applicable

(8)   NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) will apply to
      Transactions entered into under this Agreement unless specified otherwise in a Confirmation.

(9)   GOVERNING LAW. This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the laws in force in
      England and Wales.

(10)  "AFFILIATE" will have the meaning specified in Section 14 of this
      Agreement. For the purposes of Section 3(c), Party B is deemed not to have any Affiliates.

(11)  All payments other than payments of Eligible Credit Support to be made to
      Party B under this Agreement by Party A must be made to the account specified in the Confirmation (the US$ Account').

      Any payment so made will, to the extent of that payment, satisfy Party A's obligation to Party B in respect of that payment.

                                                                          Page 8

                                     PART 5

                                OTHER PROVISIONS

(1)   REDUCTION OF PAYMENT OBLIGATIONS. In the event that a payment made by
      Party B to Party A under a Transaction is less than the amount which Party
      B would be required to pay Party A, the Manager will provide notification to Party A of the amount of payment to be made by Party B (prior to making that payment) and the payment obligation of Party A to Party B shall be rateably reduced to the extent of the reduction in the amount paid by
      Party B to Party A. For the avoidance of doubt the payment of a reduced amount by Party A under this Agreement shall not constitute a breach of the payment obligations specified in Section 2(a)(i).

(2)   In Section 2(a)(i) add the following sentence:

            "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party and, in the case of any payment payable by Party A to Party B, will be discharged by
            Party A depositing that payment by 4:00 pm New York time into the
            US$ Account."

(3)   In Section 2(a)(ii), after "freely transferable funds" add the words and
      "save as required by law, free of any set-off, counterclaim, deduction or withholding (and except as expressly provided in this Agreement)."

(4)   Insert new Sections 2(a)(iv) and 2(a)(v) immediately after Section
      2(a)(iii) as follows:

      "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if such party has satisfied all its payment and delivery obligations under Section
            2(a)(i) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

      "(v)  Where:

            (1)   payments are due pursuant to Section 2(a)(i) by Party A to
                  Party B (the "PARTY A PAYMENT") and by Party B to Party A (the
                  "PARTY B PAYMENT") on the same day; and

            (2)   the Security Trust Deed has become, and remains at that time, enforceable,

            then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an
            "applicable condition precedent" for the purpose of Section
            2(a)(iii)(3)) that Party A first receives notification from the
            Manager as to the amount of the Party B Payment and either:

            (3)   the Party B Payment; or

            (4)   confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that cleared funds are available to make that payment."

(5)   Add the following new sentence to Section 2(b):

            "Each new account so designated must be in the same tax jurisdiction as the original account."

(6)   Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:
      "if and only if X is Party A and".

(7)   In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A

                                                                          Page 9

      under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in
      Section 2(d)(i).

(8)   TELEPHONE RECORDING: Each party consents to the recording of the telephone conversations of trading and marketing personnel in connection with this
      Agreement or any potential Transaction and consents to such recording being used as evidence in court proceedings.

(9)   FURTHER REPRESENTATIONS. Insert new Sections 3(g), 3(h) and 3(i)
      immediately after Section 3(f) as follows:

      "(g)  NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under this Agreement or any Transaction (other than, in respect of Party
            B, the trust created pursuant to the Trust Deed and the
            Supplementary Terms Notice) and has not given any charge over its rights under this Agreement or any Transaction in the case of Party
            A, or any charge over its rights under this Agreement or any
            Transaction or the assets of the Trust (other than under the
            Security Trust Deed), in the case of Party B."

      (h)   RELATIONSHIP BETWEEN PARTIES. Absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction:

            (i)   NON-RELIANCE. It is acting for its own account (in the case of
                  Party B as trustee of the Trust), and it has made its own
                  independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any
                  communication (written or oral) of the other party as
                  investment advice or as a recommendation to enter into that
                  Transaction; it being understood that information and
                  explanations related to the terms and conditions of a
                  Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No
                  communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the
                  expected results of that Transaction.

            (ii)  ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through
                  independent professional advice including, in the case of
                  Party B, the advice of the Manager), and understands and
                  accepts, the terms, conditions and risks of that Transaction.
                  It is also capable of assuming, and assumes, the risks of that
                  Transaction.

            (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that
                  Transaction (other than in the case of Party B, the Manager)."

      (i)   TRUST. Party B represents to Party A, in respect of Party B only that:

            (i)   TRUST VALIDLY CREATED. The Trust has been validly created
                  under the laws by which it is stated to be governed and is in existence at the date of this Agreement.

            (ii)  SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

            (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as
                  trustee of the Trust.

                                                                         Page 10

            (iv)  POWER. Party B has power under the Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

            (v)   GOOD TITLE. Party B has equitable title to the Assets of the
                  Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and, subject only to the Trust Deed, the Security Trust Deed and any Security Interest permitted under the Trust Deed, as far as Party B is aware, those Assets are free from all other
                  Security Interests (except for Party B's right of indemnity out of the Assets of the Trust)."

(10)  In Section 4, add the following new paragraph immediately after Section
      4(e):

      "(f)  CONTRACTING AS PRINCIPAL. Party A will enter into each Transaction as principal and not otherwise and, subject to Section 15, Party B will enter into each Transaction in its capacity as trustee of the
            Trust and not otherwise. Any reference to Party B in this Agreement is in its capacity as trustee of the Trust."

(11)  CONFIRMATIONS. With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, on or promptly after the relevant Trade Date, send Party B (with a copy to the Manager) a Confirmation confirming that Transaction and both Party B
      (either itself or through the Manager) and the Manager must promptly then confirm the accuracy of or request the correction of such Confirmation.
      Notwithstanding the provisions of Section 9(e)(ii), where a Transaction is confirmed by means of facsimile or an electronic messaging system, such message will constitute a Confirmation even where not so specified in that
      Confirmation.

(12)  Section 12(a) is amended by deleting the words "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)" in lines 2 and 3.

(13)  ISDA DEFINITIONS. This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the
      International Swaps and Derivatives Association, Inc) (the "ISDA
      Definitions"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the
      ISDA Definitions made after the date of this Agreement unless, in respect of any Confirmation, such Confirmation incorporates the 2000 ISDA
      Definitions with amendments thereto that have been made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation unless, in respect of any Confirmation, such Confirmation incorporates the
      2000 ISDA Definitions with amendments thereto that have been made after the date of this Agreement.

(14)  SCOPE OF AGREEMENT.

      Any reference to a:

      (a)   "Swap Transaction" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purposes of interpreting this
            Agreement or any Confirmation; and

      (b)   "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the ISDA Definitions.

(15)  INCONSISTENCY. In the event of any inconsistency between any two or more of the following documents in respect of a Transaction, they will take precedence over each other in the following descending order in respect of that Transaction:

      (i)   any Confirmation;

                                                                         Page 11

      (ii)  the Schedule to the Agreement and Credit Support Annex;

      (iii) the printed form of the ISDA Master Agreement and the ISDA Credit
            Support Annex;

      (iv)  the 2000 ISDA Definitions (unless they are incorporated into a
            Confirmation, in which case, they shall take precedence in accordance with sub-paragraph(i) above).

(16)  DEFINITIONS AND INTERPRETATION

      Section 14 of the Agreement is modified as follows:

      (a)   New definitions are inserted as follows:

            "ACCEPTABLE ARRANGEMENT" means an arrangement which each relevant
            Designated Rating Agency has confirmed in writing will result in the avoidance or reversal of any Note Downgrade.

            "APPROVED BANK" means a Bank which has a short term credit rating of
            A-1+ from S&P, P-1 from Moody's and F1 from Fitch Ratings.

            "DOWNGRADE" means in relation to a Currency Swap, the withdrawal or downgrade of Party A's credit rating by a Designated Rating Agency resulting in Party A not having the Required Rating for that
            Currency Swap.

            "MAJOR DOWNGRADE" means a Downgrade resulting in Party A having:

            (i)   a short term credit rating of less than A-1 by S&P;

            (ii)  a short term credit rating of less than P-2 by Moody's or a long term credit rating of less than A-3 by Moody's; or

            (iii) a short term credit rating of less than F2 by Fitch Ratings or a long term credit rating of less than BBB+ by Fitch Ratings.

            "MINOR DOWNGRADE" means in relation to a Currency Swap, any
            Downgrade which is not a Major Downgrade for that Currency Swap.

            "MORTGAGED PROPERTY" has the meaning given in the Security Trust
            Deed.

            "NOTE DOWNGRADE" means any actual or proposed withdrawal or downgrade of the rating assigned to the Class A-1 Notes by a
            Designated Rating Agency.

            "REPLACEMENT CURRENCY SWAP PROVIDER" means, at any time, a person that has agreed to replace Party A at that time and has a credit rating not less than the Required Rating.

            "REQUIRED RATING" means a credit rating of not less than:

            (i)   A-1+ (short term) by S&P;

            (ii)  P-1 (short term) and A2 (long term) by Moody's; and

            (iii) F1 (short term) and A+ (long term) by Fitch Ratings.

            "SECURITY TRUST DEED" means the Security Trust Deed dated 14
            September 2006 between Party B as issuing trustee, Crusade
            Management Limited as Manager, P.T. Limited as security trustee and
            The Bank of New York as note trustee.

            The definition of Tax is replaced with:

            "TAX" has the meaning given in the Trust Deed.

                                                                         Page 12

            "TRUST DEED" means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 2 of 2006 Supplementary
            Terms Notice dated on or about the date of this Agreement between
            (amongst others) Party B, St.George Bank Limited and the Manager
            ("SUPPLEMENTARY TERMS NOTICE") and each of the following expressions has the meanings given to them in the Trust Deed and the
            Supplementary Terms Notice.

      (b)   Each of the following expressions has the meanings given to them in the Trust Deed and the Security Trust Deed (as the case may be):

            "AGENCY AGREEMENT"
            "ASSET"
            "BANK"
            "CLASS A-1 NOTES"
            "CLASS A-1 NOTEHOLDER"
            "CURRENCY SWAP"
            "DESIGNATED RATING AGENCY"
            "EURO AND (EURO)"
            "EXTRAORDINARY RESOLUTION"
            "FINAL MATURITY DATE"
            "HEDGE AGREEMENT"
            "INSOLVENCY EVENT"
            "INVESTED AMOUNT"
            "MORTGAGED PROPERTY"
            "NOTEHOLDER"
            "NOTE TRUSTEE"
            "PRINCIPAL PAYING AGENT"
            "PURCHASED RECEIVABLES"
            "SECURITY TRUSTEE"
            "STATED AMOUNT"
            "SUPPORT FACILITY PROVIDER"
            "TRUST"
            "TRUST EXPENSE"
            "US$"

      (c)   TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Trust Deed and Security Trust Deed

            (i)   all Transactions under this Agreement are "Hedge Agreements";

            (ii)  Party A is a "Support Facility Provider",

            (iii) all obligations of Party B under this Agreement and any/all
                  Transactions under it are Secured Moneys.

      (d)   Unless defined in this Agreement, words and phrases defined in the
            Trust Deed, the Security Trust Deed and the Supplementary Terms
            Notice (each in the form as at the date of this Agreement) have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Trust
            Deed, Security Trust Deed or the Supplementary Terms Notice (on the
            other hand), this Agreement prevails. Where words or phrases used but not defined in this Agreement are defined in the Trust Deed in relation to a Trust (as defined in the Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the
            Supplementary Terms Notice).

      (e)   Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document

                                                                         Page 13

            or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction
            Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(17)  New Sections 15 and 16 are inserted immediately after Section 14 as follows:

      "15. PARTY B PROVISIONS

            (a)   (A)   General

                  Clause 30 of the Trust Deed applies to the obligations and liabilities of Party B under this Agreement. Clause 16 of the
                  Security Trust Deed applies to govern Party A's priority to monies received from the sale of Assets of the Trust or other enforcement of the Charge under the Security Trust Deed (as defined in the Security Trust Deed).

                  (B)   Limitation of Party B's Liability

                  (1)   Party B enters into this agreement only in its capacity
                        as trustee of the Trust and in no other capacity (except
                        where the Transaction Documents provide otherwise).
                        Subject to paragraph (3) below, a liability arising
                        under or in connection with this Agreement or the Trust
                        can be enforced against Party B only to the extent to
                        which it can be satisfied out of the assets and property
                        of the Trust which are available to satisfy the right of
                        Party B to be exonerated or indemnified for the
                        liability. This limitation of Party B's liability
                        applies despite any other provision of this Agreement
                        and extends to all liabilities and obligations of Party
                        B in any way connected with any representation,
                        warranty, conduct, omission, agreement or transaction
                        related to this Agreement or the Trust.

                  (2)   Subject to subparagraph (3) below, no person (including
                        any Relevant Party) may take action against Party B in
                        any capacity other than as trustee of the Trust or seek
                        the appointment of a receiver (except under this
                        agreement), or a liquidator, an administrator or any
                        similar person to Party B or prove in any liquidation,
                        administration or arrangements of or affecting Party B
                        (except in relation to the assets of the Trust).

                  (3)   The provisions of this Section 15 shall not apply to any
                        obligation or liability of Party B to the extent that it
                        is not satisfied because under a Transaction Document or
                        by operation of law there is a reduction in the extent
                        of the Party B's indemnification or exoneration out of
                        the Assets of the Trust as a result of Party B's fraud,
                        negligence, or Default.

                  (4)   It is acknowledged that the Relevant Parties are
                        responsible under the Transaction Documents for
                        performing a variety of obligations relating to the
                        Trust (other than Party A in its capacity as currency
                        swap provider under this Agreement, in respect of which
                        its obligations are limited to this Agreement). No act
                        or omission of Party B (including any related failure to
                        satisfy its obligations under this Agreement) will be
                        considered fraud, negligence or Default of Party B for
                        the purpose of subparagraph (3) above to the extent to
                        which the act or omission was caused or contributed to
                        by any failure by any Relevant Party or any person who
                        has been delegated or appointed by Party B in accordance
                        with this Agreement or any other Transaction Document to
                        fulfil its obligations relating to the Trust or by any
                        other act or omission of a Relevant Party or any such
                        person.

                                                                         Page 14

                  (5)   In exercising their powers under the Transaction
                        Documents, each of Party B, the Security Trustee and the
                        Noteholders must ensure that no attorney, agent,
                        delegate, receiver or receiver and manager appointed by
                        it in accordance with this Agreement has authority to
                        act on behalf of Party B in a way which exposes Party B
                        to any personal liability and no act or omission of any
                        such person will be considered fraud, negligence, or
                        Default of Party B for the purpose of subparagraph (3)
                        above.

                  (6)   In this clause, RELEVANT PARTIES means each of the
                        Manager, the Servicer, the Calculation Agent, each
                        Paying Agent, the Note Trustee, and the provider of a
                        Support Facility.

                  (7)   Nothing in this clause limits the obligations expressly
                        imposed on Party B under the Transaction Documents.

            (b)   Nothing in paragraph (a) limits Party A in:

                  (i)   obtaining an injunction or other order to restrain any
                        breach of this Agreement by Party B;

                  (ii)  obtaining declaratory relief; or

                  (iii) in relation to its rights under the Security Trust Deed.

            (c)   Except as provided in paragraphs (a) and (b), Party A shall not

                  (i)   (JUDGMENT) obtain a judgment for the payment of money or
                        damages by Party B;

                  (ii)  (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Act 2001 (Cth) (or any analogous
                        provision under any other law) against Party B;

                  (iii) (WINDING UP) apply for the winding up or dissolution of
                        Party B;

                  (iv)  (EXECUTION) levy or enforce any distress or other
                        execution to, on, or against any assets of Party B;

                  (v)   (COURT APPOINTED RECEIVER) apply for the appointment by
                        a court of a receiver to any of the assets of Party B;

                  (vi)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B (other than
                        as permitted by Sections 2(c) and 6(e) of this
                        Agreement); or

                  (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

                  or take proceedings for any of the above and Party A waives its rights to make those applications and take those
                  proceedings."

      "16.  REPLACEMENT CURRENCY SWAP

            (a)   If this Agreement or any Transaction under this Agreement is terminated prior to the day upon which the Class A-1 Notes are repaid in full, Party B must, subject to paragraph (b) and at the direction of the Manager, enter into one or more currency swaps which replace the Transactions under this Agreement
                  (collectively a "REPLACEMENT CURRENCY SWAP") but only on the following conditions:

                  (i)   the amount payable (if any) by Party B to Party A upon
                        termination of this Agreement or any Transaction (the
                        "TERMINATION AMOUNT") will

                                                                         Page 15

                        be paid in full when due in accordance with the
                        Supplementary Terms Notice and this Agreement;

                  (ii)  the Designated Ratings Agencies confirm that entry into the Replacement Currency Swap by Party B will not cause
                        a Note Downgrade; and

                  (iii) the liability of Party B under the Replacement Currency
                        Swap is limited to at least the same extent that its
                        liability is limited under this Agreement or the
                        relevant Transaction under this Agreement.

            (b)   If the conditions in Section 16(a) are satisfied, Party B
                  must, at the direction of the Manager, enter into the
                  Replacement Currency Swap and if it does so it must direct the
                  Replacement Currency Swap Provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of
                  Party B's obligation to pay the Termination Amount to Party A as referred to in Section 16(a) and to the extent that such premium is not greater than or equal to the Termination
                  Amount, the balance must be satisfied by Party B as a Trust
                  Expense.

            (c)   If the conditions in Section 16(a) are satisfied and Party B has entered into the Replacement Currency Swap, Party B must direct Party A to pay any Termination Amount payable by Party
                  A to Party B on termination of this Agreement directly to the
                  Replacement Currency Swap Provider as payment of any premium
                  (to the extent of the Termination Amount) payable by Party B to enter into the Replacement Currency Swap. Such payment by
                  Party A to the Replacement Currency Swap Provider shall be in full discharge of Party A's obligation to make any payment to
                  Party B in respect of the termination of this Agreement and no further amounts shall be due from Party A in respect of such termination. If such premium is greater than the Termination
                  Amount, the balance must be satisfied by Party B as a Trust
                  Expense payable to the Replacement Currency Swap Provider in accordance with clause 5.1 of the Supplementary Terms Notice."

(18)  NOVATION

      Notwithstanding Section 7 as amended herein, Party A may at any time novate its obligations under this Agreement to any of its Affiliates (the
      "NEW COUNTERPARTY") provided that:

      (a)   the New Counterparty provides a legal opinion to Party B that this
            Agreement, as novated, is valid, binding and enforceable against it
            (subject to equitable doctrines and creditors' rights generally);
            and

      (b)   the New Counterparty has the Required Rating.

      Party B and the Manager will execute all such documents (each in a form reasonably satisfactory to Party B) as are reasonably necessary to give effect to that novation."

(19)  APPOINTMENT OF MANAGER: Party A acknowledges that under the Trust Deed
      Party B has appointed the Manager as manager of the Trust with the powers set out in and upon and subject to the terms of, the Trust Deed.
      Accordingly, subject to the terms of the Trust Deed, the Manager:

            (i)   may arrange, enter into, and monitor Transactions, execute
                  Confirmations and exercise all other rights and powers of
                  Party B under this Agreement; and

            (ii)  without limiting the generality of the foregoing, the Manager shall, issue and receive, on behalf of Party B all notices,
                  Confirmations, certificates and other communications to or by
                  Party A under this Agreement.

                                                                         Page 16

(20)  A new Section 17 is added as follows:

"17   RATING DOWNGRADE

      (a)   If, at any time, a Downgrade occurs and the downgrade constitutes a
            Minor Downgrade, Party A shall, within 30 days (or such greater period as agreed to in writing by the relevant Designated Rating
            Agency), comply with Section 17(c).

      (b)   If, at any time, a Downgrade occurs and the downgrade constitutes a
            Major Downgrade, Party A shall by the tenth day following a Major
            Downgrade (or such greater period as agreed by the relevant
            Designated Rating Agency) comply with Section 17(c)(i). Party A must continue to comply with Section 17(c)(i) until such time (no later than 30 days of the Major Downgrade occurring (or such greater period as agreed by the relevant Designated Rating Agency)) that it complies with Section 17(c)(ii), (iii) or (iv).

      (c)   Where Party A is required to comply with this Section 17(c) it must, subject to paragraph (b), at its cost do one of the following:

            (i)   transfer Eligible Credit Support to Party B in accordance with the Credit Support Annex attached to this Agreement (including by the deposit of USD/Euro to the credit of a Swap Collateral
                  Account);

            (ii)  procure a novation of its rights and obligations under each
                  Transaction to a Replacement Currency Swap Provider;

            (iii) procure another person to become co-obligor in respect of the obligations of Party A under each Transaction. Such co-obligor may be either:

                  (A)   a person with the Required Rating(s) of each relevant
                        Designated Rating Agency domiciled in the same legal
                        jurisdiction as Party A or Party B; or

                  (B)   a person otherwise acceptable to each relevant
                        Designated Rating Agency; or

            (iv)  enter, or procure entry, into an Acceptable Arrangement.

      (d)   Where Party B has not established a Swap Collateral Account and
            Party A is to transfer Eligible Credit Support to Party B, the
            Manager must direct Party B to, and Party B must, establish, as soon as practicable, and maintain, in the name of Party B an account
            (where the Eligible Credit Support is in the form of cash) and/or a custody account (where the Eligible Credit Support is in the form of securities) with an Approved Bank, which account(s) shall be, for the purposes of this Section 17, the "SWAP COLLATERAL ACCOUNT".

      (e)   Party B, at the direction of the Manager, may only dispose of any
            Eligible Credit Support acquired or transferred to it under Section
            17(c)(i) or make withdrawals from the Swap Collateral Account: (i)
            in accordance with the terms of the Credit Support Annex attached to this Agreement; or (ii) otherwise if directed to do so by the
            Manager and in such latter case only for the purpose of:

            (i)   withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

            (ii)  paying any bank accounts debit tax or other equivalent Taxes payable in respect of the Swap Collateral Account;

                                                                         Page 17

            (iii) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment or

            (iv)  funding any termination payment due to Party A.

      (f)   Party B may not invest any amounts standing to the credit of a Swap
            Collateral Account.

(21)  EXCHANGE CONTROLS

      Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:-

      "This sub-paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS")." For the avoidance of doubt:

      (A)   exchange controls do not constitute an Illegality or other
            Termination Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a
            Transaction: and

      (B)   if and for so long as exchange controls are imposed, delivery by
            Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by Party A to Party B from time to time specified in that
            Confirmation will constitute proper payment of those amounts by
            Party B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

(22)  PARTY B'S PAYMENT INSTRUCTIONS.  Party B irrevocably authorises and instructs Party A to make payment of:

      (i)   the "Initial Exchange Amount" payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

      (ii)  any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal
            Paying Agent to Party A for that purpose. Party A is entitled to rely on any such notice.

(23)  NO AMENDMENT. Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A (which will not be unreasonably withheld).

(23)  In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this
      Section will be subject to any Set-off." At the end of the first paragraph.

(24)  Scope of Agreement. This Agreement shall only govern the Transaction entered into between the parties on the date hereof in respect of which the parties are required to make payments in the AUD and USD.

                                                                         Page 18

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

Date:       19 September 2006

CREDIT SUISSE (USA) INC.                 PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                         as trustee of Crusade Global Trust No.
                                         2 of 2006

By:       /s/ Linda Steinmuller          By:    /s/ Andrea Ruver
         ----------------------------           ----------------------
Name:     Linda Steinmuller              Name:  Andrea Ruver

Title:    Vice President, Complex        Title: Manager
          Product Support

CRUSADE MANAGEMENT LIMITED

By:       /s/ Andrew Jinks
          -------------------------
Name:     Andrew Jinks

Title:    Attorney

                                                                         Page 19

                                                               19 September 2006

Perpetual Trustees Consolidated Limited
in its capacity as trustee of the Crusade Global Trust No.2 of 2006
Level 12, Angel Place
123 Pitt Street
Sydney NSW 2000
Australia

Crusade Management Limited
in its capacity as manager of the Crusade Global Trust No.2 of 2006
(the "Manager")
4-16 Montgomery Street
Kogarah
New South Wales 2217
Australia

                  (A)   External ID: 50227455

---------------------------------------------------------------------------

Dear Sir/Madam

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade
Date specified below (the "Transaction"). This Confirmation constitutes a
"Confirmation" as referred to in the Agreement specified below.

This Confirmation amends, restates and supersedes in its entirety all
Confirmations dated prior to the date hereof in respect of this Transaction.

In this Confirmation "CSUS" means Credit Suisse (USA), Inc. and "Counterparty"
means Perpetual Trustees Consolidated Limited in its capacity as trustee of the
Crusade Global Trust No.2 of 2006.

1.    The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.)
      are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this
      Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the
      2000 ISDA Definitions.

      This Confirmation supplements, forms part of, and is subject to, the 1992
      ISDA Master Agreement dated on or about 19 September 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

      CSUS and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

            Trade Date:                   19 September 2006

            Effective Date:               21 September 2006

            Termination Date:             The earlier of:

                                          (i)   15 November 2037; and

                                          (ii)  the date on which all of the
                                                Class A-1 Notes are redeemed in
                                                whole in accordance with the
                                                Conditions (other than as a
                                                result of redemption pursuant to
                                                Condition 5(j) (Redemption for
                                                Taxation or Other Reasons) or
                                                Condition 10 (Enforcement)),

                                          in each case, subject to adjustment
                                          in accordance with the Modified
                                          Following Business Day Convention
      Counterparty Floating Amounts:

            Floating Rate Payer:          Counterparty

            Floating Rate Payer
            Currency Amount:              The AUD Equivalent of the CSUS
                                          Floating Rate Payer Currency Amount.

            Floating Rate Payer
            Payment                       Dates: The 15th day of each February,
                                          May, August and November, commencing
                                          on 15 November 2006, and ending on the
                                          Termination Date, inclusive, subject
                                          to adjustment in accordance with the
                                          Modified Following Business Day
                                          Convention.

            Floating Rate Option:         AUD-BBR-BBSW; provided, however, that
                                          in respect of the initial Calculation
                                          Period, Linear Interpolation shall
                                          apply based upon a Designated Maturity
                                          of 1 month and a Designated Maturity
                                          of 2 months

            Designated Maturity:          3 months (except as noted above)

            Spread:                       In respect of each Floating Rate
                                          Payer Payment Date:

                                          (i)   up to (and including) the Call
                                                Date, plus 0.1553%; and

                                          (ii)  after the Call Date,
                                                plus 0.3106%.

            Floating Rate
            Day Count Fraction:           Actual/365 (Fixed)

            Reset Dates:                  The first day of each Calculation
                                          Period.

            Compounding:                  Inapplicable

External ID: 50227455

CSUS Floating Amounts:

            Floating Rate Payer:          CSUS

            Floating Rate Payer
            Currency Amount:              In respect of any Floating
                                          Rate Payer Payment Date, the aggregate
                                          of the Invested Amounts of the Class
                                          A1 Notes on the immediately preceding
                                          Floating Rate Payer Payment Date (or,
                                          if none, the Effective Date) after any
                                          adjustment thereto on such date.

            Floating Rate Payer
            Payment Dates:                The 15th day of each February,
                                          May, August and November, commencing
                                          on 15 November 2006, and ending on the
                                          Termination Date, inclusive, subject
                                          to adjustment in accordance with the
                                          Modified Following Business Day
                                          Convention.

            Floating Rate Option:         USD-LIBOR-BBA; provided, however, that
                                          in respect of the initial Calculation
                                          Period, Linear Interpolation shall
                                          apply based upon a Designated Maturity
                                          of 1 month and a Designated Maturity
                                          of 2 months

            Designated Maturity:          3 months (except as noted above)

            Spread:                       In respect of each Floating Rate
                                          Payer Payment Date:

                                          (i)   up to (and including) the Call
                                                Date, plus 0.06%; and

                                          (ii)  after the Call Date,
                                                plus 0.12%.

            Floating Rate
            Day Count Fraction:           Actual/360

            Reset Dates:                  The first day of each Calculation
                                          Period.

            Compounding:                  Inapplicable

    Initial Exchange:

            Initial Exchange Date:        Effective Date

            CSUS Initial Exchange
            Amount:                       AUD1,596,806,387.23

            Counterparty Initial
            Exchange Amount:              USD 1,200,000,000.00

    Interim Exchange:

External ID: 50227455

            Interim Exchange Date:        Each Floating Rate Payer Payment Date
                                          on which the  Counterparty  Interim
                                          Exchange Amount is greater than zero.

            CSUS Interim Exchange
            Amount:                       The USD Equivalent of the Counterparty
                                          Interim Exchange Amount.

            Counterparty Interim
            Exchange Amount:              The AUD amount available for
                                          distribution to CSUS as Currency Swap
                                          Provider in respect of the Class A-1
                                          Currency Swap in accordance with
                                          clause 5.5(a)(iii)(A)(1) or clause
                                          5.6(a)(iii)(A)(1) (as the case may be)
                                          of the Supplementary Terms Notice.

      Final Exchange:

            Final Exchange Date:          Termination Date

            CSUS Final Exchange
            Amount:                       The aggregate of the Invested Amounts
                                          of the Class A1 Notes on the Final
                                          Exchange Date.

            Counterparty Final
            Exchange Amount:              The AUD Equivalent of the CSUS Final
                                          Exchange Amount.

      Business Day:                       London, New York, Sydney and TARGET

      Calculation Agent:                  CSUS

Account Details:

            Payments to CSUS:

            Account(s) for payments to
            CSUS in USD:

            Pay to:                             Citibank

            Account Name:                       CS USA Inc

            ABA No.:                            021000089

            Account Number:                     38896033

            Account(s) for payments to
            CSUS in AUD:

            Pay to:                             Westpac

            Account Name:                       CS USA Inc

            Account No.:                        CLC0001979

External ID: 50227455

            Payments to Counterparty:

            Account(s) for payments to the

            Counterparty in USD:

            Pay to:                             The Bank of New York - New York

            Account Name:                       Transfer Funds Reconcilement

            ABA No.:                            021-000-018

            Account No.:                        GLA/111-565

            Sub Account No.:                    383838

            Sub Account Name:                   GTS - Asia Pacific

            Ref:                                Sub Account 383838

                                                Attn: Paul Wilden - GTS Crusade

                                                Global Trust No. 2 of 2006
                                                Class A1

            Account(s) for payments to the
            Counterparty in AUD:

            Pay to:                             St. George Bank Limited

                                                Level 12, 55 Market Street,

                                                Sydney NSW 2000

            SWIFT Code:                         SGBL AU2S

            BSB:                                112-601

Office:

      Counterparty is acting through its Sydney Office for the purposes of this
Transaction.

Additional Provisions

External ID: 50227455

The Manager acknowledges and agrees to perform its obligations to CSUS as
Currency Swap Provider set out in clause 5.25 of the Supplementary Terms Notice.

Definitions:

"AUD Equivalent" means, in respect of any amount denominated in USD, the equivalent amount in AUD determined using the Exchange Rate.

"Call Date" bears the meaning ascribed to such term in the Supplementary Terms
Notice.

"Class A1 Currency Swap" bears the meaning ascribed to such term in the
Supplementary Terms Notice.

"Class A1 Notes" bears the meaning ascribed to such term in the Supplementary
Terms Notice.

"Conditions" bears the meaning ascribed to such term in the Supplementary Terms
Notice.

"Currency Swap Provider" bears the meaning ascribed to such term in the
Supplementary Terms Notice.

"Exchange Rate" means AUD1:USD 0.7515.

"Invested Amount" bears the meaning ascribed to such term in the Supplementary
Terms Notice.

"Supplementary Terms Notice" means the Supplementary Terms Notice dated on or about 19 September 2006 entered into by, among others, Counterparty, the Manager and St. George Bank Limited, in respect of the Crusade Global Trust No.2 of
2006.

"USD Equivalent" means, in respect of any amount denominated in AUD, the equivalent amount in USD determined using the Exchange Rate.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

Yours sincerely

                                    CREDIT SUISSE (USA), INC.

                                    By:    /s/ Linda Steinmuller
                                           -----------------------------------
                                           Name:  Linda Steinmuller
                                           Title: Vice President,
                                                  Complex Product Support

Confirmed as of the
date first above written:

PERPETUAL TRUSTEES CONSOLIDATED LIMITED
IN ITS CAPACITY AS TRUSTEE OF THE CRUSADE GLOBAL TRUST NO.2 OF 2006

By:    /s/ Andrea Ruver
       ------------------------------
       Name: Andrea Ruver
       Title:   Manager

CRUSADE MANAGEMENT LIMITED
IN ITS CAPACITY AS MANAGER OF THE CRUSADE GLOBAL TRUST NO.2 OF 2006

By:    /s/ Andrew Jinks
       ------------------------------
       Name:  Andrew Jinks
       Title: Attorney

External ID: 50227455